                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________
                                    FORM T-1
                                 _______________
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                 _______________

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) |__|
                                 _______________

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)


               Georgia                                 58-0466330
(State of incorporation or organization     (I.R.S. employer identification no.)
if not a U.S. national bank)


            303 Peachtree Street                                30303
             Suite 300                                        (Zip Code)
           Atlanta, Georgia
(Address of principal executive offices)
                                 _______________

                                James K. McManus
                            Assistant Vice President
                                  SunTrust Bank
                      Corporate Trust Division, 10th Floor
                              919 East Main Street
                            Richmond, Virginia 23219
                                 (804) 782-5726
            (Name, address and telephone number of agent for service)
                                 _______________

                               DIMON INCORPORATED

   A Virginia Corporation                                54-1746567
(State or other jurisdiction of                (IRS employer identification no.)
incorporation or organization)

        512 Bridge Street                                   24541
        Danville, Virginia                                (Zip Code)
(Address of principal executive offices)

                                 _______________

              9 5/8% Senior Notes Series 2001 due October 15, 2011
                       (Title of the indenture securities)

1.  General information.
    -------------------

     Furnish the following information as to the trustee -

          Name and address of each examining or supervising authority to which it is subject.

          Department of Banking and Finance,
          State of Georgia
          Atlanta, Georgia

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

          Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

3-12 No responses are included for Items 3 through 12. Responses to those ---- Items are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.

13.  Defaults by the Obligor.
     -----------------------

     (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

     There is not and has not been any default under this indenture.

     (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

     There has not been any such default.

14-15 No responses are included for Items 14 and 15. Responses to those Items ----- are not required because, as provided in General Instruction B and as set forth in Item 13(b), the obligor is not in default on any securities issued under indentures under which SunTrust Bank is a trustee.


16.  List of Exhibits.
     ----------------

     List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

     (2) A copy of the certificate of authority of the trustee to commence business. (Included in Exhibit 1)

     (3)  A copy of the authorization of the trustee to exercise corporate trust
          powers.   (Included in Exhibit 1)

     (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

     (5)  Not applicable.

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 2001.

     (8)  Not applicable.

     (9)  Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond and the Commonwealth of Virginia, on the ____ day of November, 2001.

                                        SUNTRUST BANK



                                        By:    /s/  James K. McManus
                                               ---------------------
                                               James K. McManus
                                               Assistant Vice President

                             EXHIBIT 1 TO FORM T-1

                           ARTICLES OF INCORPORATION
                                       OF
                                 SUNTRUST BANK


(Exhibit 1 to Form T-1, filed with Registration No. 333-32106)

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

                             (Included in Exhibit 1)

                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

                             (Included in Exhibit 1)

                             EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

         (Exhibit 4 to Form T-1, filed with Registration No. 333-32106)

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1



                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of the Dimon Incorporated 9 5/8% Senior Notes Series 2001 due October 15, 2011, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        SUNTRUST BANK



                                        By: /s/  James K. McManus
                                            ----------------------
                                            James K. McManus
                                            Assistant Vice President

                             EXHIBIT 7 TO FORM T-1

                              REPORT OF CONDITION
                                   (ATTACHED)

SUNTRUST BANK                                                FFIEC 031
ATLANTA, GA 30302                                               RC-1
                                                                 11

FDIC Certificate Number - 00867

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.




                                                                       Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------
ASSETS
1.   Cash and balances due from depository institutions (from                 RCFD
     Schedule RC-A):                                                          ----

     a. Noninterest-bearing balances and currency and coin (1)_____________   0081     4,029,295  1.a
                                                                              ------------------
     b. Interest-bearing balances (2)______________________________________   0071       108,872  1.b
                                                                              ------------------
2.   Securities:

     a. Held-to-maturity securities (from Schedule RC-B, column A)_________   1754             0  2.a
                                                                              ------------------
     b. Available-for-sale securities (from Schedule RC-B, column D)_______   1773    15,927,784  2.b
                                                                              ------------------
3.   Federal funds sold and securities purchased under agreements to resell   1350     2,428,869  3
                                                                              ------------------
4.   Loans and lease financing receivables:(from Schedule RC-C)
     a. Loans and leases held for sale                                        5369     3,126,942  4.a
                                                                              ------------------
     b. Loans and Leases, net of unearned income             B528    68,709,512                   4.b
                                                             ------------------
     c. LESS: Allowance for loan and lease losses____________3123       848,294                   4.c
                                                             ------------------
     d. Loans and leases, net of unearned income, allowance, and reserve      B529    67,861,218  4.d
       (item 4.b minus 4.c)________________________________________________   ------------------

5.   Trading assets (from Schedule RC-D)___________________________________   3545       484,294  5
                                                                              ------------------

6.   Premises and fixed assets (including capitalized leases)______________   2145     1,298,098  6
                                                                              ------------------

7.   Other real estate owned (from Schedule RC-M)__________________________   2150        31,250  7
                                                                              ------------------

8.   Investments in unconsolidated subsidiaries and associated                2130             0  8
     companies(from Schedule RC-M)_________________________________________   ------------------

9.   Customers' liability to this bank on acceptances outstanding__________   2155        89,475  9
                                                                              ------------------

10.  Intangible assets_____________________________________________________
     a. Goodwill___________________________________________________________   3163       241,499  10.a
                                                                              ------------------

     b. Other intangible assets (from Schedule RC-M)_______________________   0426       379,965  10.b
                                                                              ------------------

11.  Other assets (from Schedule RC-F)_____________________________________   2160     2,086,020  11
                                                                              ------------------
12.  Total assets (sum of items 1 through 11)______________________________   2170    98,093,581  12
                                                                              ------------------


_____
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

SUNTRUST BANK                                                         FFIEC 031
ATLANTA, GA 30302                                                        RC-2
                                                                          12
FDIC Certificate Number - 00867
Schedule RC - Continued


                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule         RCON
       RC-E, part 1)                                                               -----
                                                                                   2200     60,291,519  13.a
                                                                                   -------------------

    (1) Noninterest-bearing (1)                             6631   8,743,385                            13.a.1
                                                            ----------------
    (2) Interest-bearing                                    6636  51,548,134                            13.a.2
                                                            ----------------
                                                                                   RCFN
    b. In foreign offices, Edge and Agreement subsidiaries,                        ----
    and IBFs (from Schedule RC-E, part II)                                         2200      3,658,760  13.b
                                                                                   -------------------

    (1) Noninterest-bearing                                 6631           0                            13.b.1
                                                            ----------------
    (2) Interest-bearing                                    6636   3,658,760       RCFD                 13.b.2
                                                            ----------------       ----

14. Federal funds purchased and securities sold under                              2800     12,161,227  14
    agreements to repurchase                                                       -------------------

15. Trading liabilities (from Schedule RC-D)                                       3548              0  15
                                                                                   -------------------
16. Other borrowed money (includes mortgage indebtedness
    and obligations under capitalized leases) (from Schedule RC-M):                3190      9,411,416  16
                                                                                   -------------------
17. Not applicable

18. Bank's liability on acceptances executed and                                   2920         89,475  18
    outstanding                                                                    ------------------
19. Subordinated notes and debentures(2)                                           3200      1,493,103  19
                                                                                   -------------------

20. Other liabilities (from Schedule RC-G)                                         2930      2,403,914  20
                                                                                   -------------------

21. Total liabilities (sum of items 13 through 20)                                 2948     89,509,414  21
                                                                                   -------------------
22. Minority interest in consolidated subsidiaries                                 3000        166,493  22
                                                                                   -------------------
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus                                  3838              0  23
                                                                                   -------------------
24. Common stock                                                                   3230         21,600  24
                                                                                   -------------------
25. Surplus (exclude all surplus related to preferred                              3839      2,516,538  25
    stock)                                                                         -------------------
26. a. Retained earnings                                                           3632      4,919,946  26.a
                                                                                   -------------------
    b. Accumulated other comprehensive income (3)                                  B530        959,590  26.b
                                                                                   -------------------
27. Other equity capital components(4)                                             A130              0  27
                                                                                   -------------------

28. Total equity capital (sum of items 23 through 27)                              3210      8,417,674  28
                                                                                   -------------------
29. Total liabilities, minority interest, and equity                               3300     98,093,581  29
    capital (sum of items 21, 22 and 28)                                           -------------------

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the
   statement below that best describes the most
   comprehensive level of auditing work performed for
   the bank by independent external auditors as of any                             RCFD
   date during 2000                                                                ----
                                                                                   6724            N/A  M.1
                                                                                   -------------------

1= Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2= Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3= Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm
4= Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5= Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6=  Review of the bank's financial statements by external auditors



7=  Compilation of the bank's financial statements by external auditors


8=  Other audit procedures (excluding tax preparation work)


9=  No external audit work

__________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains(losses) on cash flow hedges, cumulative currency translation adjustments, and minimum pension liability adjustments.
(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.



_____
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                             EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)



                                       14